EXHIBIT 99.14



                                                                EXECUTION COPY
                                                                --------------

--------------------------------------------------------------------------------




                         GSAA HOME EQUITY TRUST 2006-8

                           ASSET-BACKED CERTIFICATES

                                 SERIES 2006-8

               ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT



                                     among



                         GS MORTGAGE SECURITIES CORP.
                                  as Assignor



                     DEUTSCHE BANK NATIONAL TRUST COMPANY,
                 AS TRUSTEE FOR GSAA HOME EQUITY TRUST 2006-8
                                  as Assignee



                                      and



                            WELLS FARGO BANK, N.A.
                                  as Servicer


                            and as acknowledged by


                            WELLS FARGO BANK, N.A.
                              as Master Servicer


                                  Dated as of


                                April 28, 2006

               ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

          ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT (this "Assignment Agreement") is made this 28th day of April, 2006, among Wells Fargo Bank, N.A., a national banking association (the "Servicer"), GS Mortgage Securities Corp., a Delaware corporation (the "Assignor"), and Deutsche Bank National Trust Company ("Deutsche Bank"), not in its individual capacity, but solely as trustee (the "Trustee") on behalf of GSAA Home Equity Trust 2006-8 (the "Assignee"), and as acknowledged by Wells Fargo Bank, N.A., as master servicer (the "Master Servicer").

          WHEREAS, Goldman Sachs Mortgage Company ("GSMC") and the Servicer have entered into the Second Amended and Restated Master Seller's Warranties and Servicing Agreement, dated November, 1, 2005, between Goldman Sachs Mortgage Company and Wells Fargo Bank, N.A. (the "Servicing Agreement") pursuant to which the Servicer sold to GSMC on February 23, 2006 (the "Original Purchase Date") certain mortgage loans listed on the mortgage loan schedule attached as an exhibit to the Servicing Agreement;

          WHEREAS, GSMC has assigned and conveyed certain mortgage loans (the "Mortgage Loans"), which Mortgage Loans are subject to the provisions of the Servicing Agreement, to the Assignor pursuant to an Assignment, Assumption and Recognition Agreement, dated as of April 28, 2006, (the "GSMC Assignment Agreement");

          WHEREAS, the Assignee has agreed on certain terms and conditions to purchase from the Assignor the Mortgage Loans acquired by the Assignor pursuant to the GSMC Assignment Agreement, which Mortgage Loans are listed on the mortgage loan schedule attached as Exhibit A hereto (the "Mortgage Loan Schedule"); and

          WHEREAS, pursuant to a Master Servicing and Trust Agreement, dated as of April 1, 2006 (the "Trust Agreement"), among the Assignor, the Trustee, Deutsche Bank National Trust Company, U.S. Bank National Association, JPMorgan Chase Bank, National Association and Wells Fargo Bank, N.A., as custodians and Wells Fargo Bank, N.A., as Master Servicer and securities administrator, the Assignor will transfer the Mortgage Loans to the Assignee, together with the Assignor's rights under the Servicing Agreement, to the extent relating to the Mortgage Loans (other than the rights of the Assignor to indemnification thereunder);

          NOW THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

          1. Assignment and Assumption.

          (a) The Assignor hereby assigns to the Assignee, as of the date hereof all of its right, title and interest in and to the Mortgage Loans and the GSMC Assignment Agreement (including without limitation the rights of GSMC under the Servicing Agreement to the extent assigned to the Assignor under the GSMC Assignment Agreement) from and after the date hereof, and the Assignee hereby assumes all of the Assignor's obligations under the Servicing Agreement, to the extent relating to the Mortgage Loans from and after the date hereof; the

Servicer hereby acknowledges such assignment and assumption and hereby agrees to the release of the Assignor from any obligations under the Servicing Agreement from and after the date hereof, to the extent relating to the Mortgage Loans.

          (b) The Assignor represents and warrants to the Assignee that the Assignor has not taken any action which would serve to impair or encumber the Assignor's ownership interest in the Mortgage Loans since the date of the Servicing Agreement.

          (c) The Servicer and the Assignor shall have the right to amend, modify or terminate the Servicing Agreement without the joinder of the Assignee with respect to mortgage loans not conveyed to the Assignee hereunder; provided, however, that such amendment, modification or termination shall not affect or be binding on the Assignee.

          2. Accuracy of Servicing Agreement. The Servicer and the Assignor represent and warrant to the Assignee that (i) attached hereto as Exhibit B to the GSMC Assignment Agreement is a true, accurate and complete copy of the Servicing Agreement, (ii) the Servicing Agreement is in full force and effect as of the date hereof, (iii) except as provided under the GSMC Assignment Agreement, the Servicing Agreement has not been amended or modified in any respect and (iv) no notice of termination has been given to the Servicer under the Servicing Agreement. The Servicer, in its capacity as seller and/or servicer under the Servicing Agreement, further represents and warrants that the representations and warranties contained in Section 3.1 of the Servicing Agreement are true and correct as of the date hereto, and the representations and warranties regarding the Mortgage Loans contained in Section 3.2 of the Servicing Agreement were true and correct as of the Original Purchase Date.

          3. Recognition of Assignee.

          (a) From and after the date hereof, the Servicer shall note the transfer of the Mortgage Loans to the Assignee in its books and records, shall recognize the Assignee as the owner of the Mortgage Loans and, notwithstanding anything herein or in the Servicing Agreement to the contrary shall service all of the Mortgage Loans for the benefit of the Assignee pursuant to the Servicing Agreement, the terms of which are incorporated herein by reference. It is the intention of the Assignor, Servicer and Assignee that the Servicing Agreement shall be binding upon and inure to the benefit of the Servicer and the Assignee and their successors and assigns.

          (b) The Servicer further acknowledges that, from and after the date hereof, it (and any of its successors under the Servicing Agreement) will be subject to the supervision of the Master Servicer and that the Master Servicer, acting on behalf of the Trustee as the owner of the Mortgage Loans, shall have the same rights as were assigned by GSMC, in its capacity as the original "Owner" under the Servicing Agreement, to the Assignor under the GSMC Assignment Agreement, and further assigned hereunder by the Assignor to the Trustee, on behalf of the trust formed pursuant to the Trust Agreement. Such rights that the Master Servicer may enforce on behalf of the Trustee will include, without limitation, the right to terminate the Servicer under the Servicing Agreement upon the occurrence of an event of default thereunder, the right to receive all remittances required to be made by the Servicer under the Servicing Agreement, the right to receive all monthly reports and other data required to be delivered by the Servicer under the


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


Servicing Agreement and the right to exercise certain rights of consent and approval relating to actions taken by the Servicer.

          (c) All reports and other data required to be delivered by the Servicer to the "Owner" under the Servicing Agreement shall be delivered to the Master Servicer at the address set forth in Section 10 hereof. All remittances required to be made to the Trustee, as the successor in interest to the Assignor under the Servicing Agreement, shall be made instead to the Master Servicer by wire transfer to the following account:

          Wells Fargo Bank, N.A.
          ABA #: 121000248
          For credit to: SAS Clearing
          Acct #: 3970771416
          FFC to: GSAA 2006-8 Acct #50914000

          (d) Notwithstanding anything to the contrary in the Servicing Agreement, with respect to the Mortgage Loans, not later than the tenth (10th) Business Day of each month, the Servicer shall furnish to the Master Servicer
(i) (a) monthly loan data as set forth in Exhibit B (or in such other format mutually agreed-upon between the Servicer and the Master Servicer), (b) default loan data in the format set forth in Exhibit C hereto (or in such other format mutually agreed-upon between the Servicer and the Master Servicer) and (c) information regarding realized losses and gains in the format set forth in Exhibit D (or in such other format mutually agreed-upon between the Servicer and the Master Servicer), in each case relating to the period beginning on the second day of the immediately preceding month and ending on the first day of the then current month, (ii) all such information required pursuant to clause (i)(a) above on a magnetic tape, electronic mail, or other similar media reasonably acceptable to the Master Servicer and (iii) all supporting documentation with respect to the information required pursuant to clause (i)(c) above.

          4. Representations and Warranties of the Assignee. The Assignee hereby represents and warrants to the Assignor as follows:

          (a) Decision to Purchase. The Assignee represents and warrants that it is a sophisticated investor able to evaluate the risks and merits of the transactions contemplated hereby, and that it has not relied in connection therewith upon any statements or representations of the Assignor or the Servicer other than those contained in the Servicing Agreement or this Assignment Agreement.

          (b) Authority. The Assignee hereto represents and warrants that it is duly and legally authorized to enter into this Assignment Agreement and to perform its obligations hereunder and under the Servicing Agreement.

          (c) Enforceability. The Assignee hereto represents and warrants that this Assignment Agreement has been duly authorized, executed and delivered by it and (assuming due authorization, execution and delivery thereof by each of the other parties hereto) constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency,


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


reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

          5. Representations and Warranties of the Assignor. The Assignor hereby represents and warrants to the Assignee as follows:

          (a) Organization. The Assignor has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware with full power and authority (corporate and other) to enter into and perform its obligations under the Servicing Agreement and this Assignment Agreement.

          (b) Enforceability. This Assignment Agreement has been duly executed and delivered by the Assignor, and, assuming due authorization, execution and delivery by each of the other parties hereto, constitutes a legal, valid, and binding agreement of the Assignor, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting creditors' rights generally and to general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law.

          (c) No Consent. The execution, delivery and performance by the Assignor of this Assignment Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except such as has been obtained, given, effected or taken prior to the date hereof.

          (d) Authorization; No Breach. The execution and delivery of this Assignment Agreement have been duly authorized by all necessary action on the part of the Assignor; neither the execution and delivery by the Assignor of this Assignment Agreement, nor the consummation by the Assignor of the transactions herein contemplated, nor compliance by the Assignor with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of the governing documents of the Assignor or any law, governmental rule or regulation or any material judgment, decree or order binding on the Assignor or any of its properties, or any of the provisions of any material indenture, mortgage, deed of trust, contract or other instrument to which the Assignor is a party or by which it is bound.

          (e) Actions; Proceedings. There are no actions, suits or proceedings pending or, to the knowledge of the Assignor, threatened, before or by any court, administrative agency, arbitrator or governmental body (i) with respect to any of the transactions contemplated by this Assignment Agreement or (ii) with respect to any other matter that in the judgment of the Assignor will be determined adversely to the Assignor and will if determined adversely to the Assignor materially adversely affect its ability to perform its obligations under this Assignment Agreement.

          It is understood and agreed that the representations and warranties set forth in this Section 5 shall survive delivery of the Mortgage Loan Documents to the Assignee or its designee and shall inure to the benefit of the Assignee and its assigns notwithstanding any restrictive or qualified endorsement or assignment. Upon the discovery by the Assignor or the Assignee and its assigns of a breach of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other parties to this Assignment Agreement, and in no event later than two (2) Business Days from the date of such discovery. It is understood and agreed that the obligations of the Assignor set forth in Section 6 to repurchase a Mortgage Loan constitute the sole remedies available to the Assignee and its assigns on their behalf respecting a breach of the representations and warranties contained in this Section 5.

          It is understood and agreed that the Assignor has made no representations or warranties to the Assignee other than those contained in this Section 5, and no other affiliate of the Assignor has made any representations or warranties of any kind to the Assignee.

          6. Repurchase of Mortgage Loans.

          Upon discovery or notice of any breach by the Assignor of any representation, warranty or covenant under this Assignment Agreement that materially and adversely affects the value of any Mortgage Loan or the interest of the Assignee therein (it being understood that any such defect or breach shall be deemed to have materially and adversely affected the value of the related Mortgage Loan or the interest of the Assignee therein if the Assignee incurs a loss as a result of such defect or breach), the Assignee promptly shall request that the Assignor cure such breach and if the Assignor does not cure such breach in all material respects within ninety (90) days from the date on which it is notified of the breach, the Assignee may enforce the Assignor's obligation hereunder to purchase such Mortgage Loan from the Assignee at the Repurchase Price (as defined in the Servicing Agreement).

          In the event the Servicer has breached a representation or warranty under the Servicing Agreement that is substantially identical to, or covers the same matters as, a representation or warranty breached by the Assignor hereunder, the Assignee shall first proceed against the Servicer. If the Servicer does not within ninety (90) days after notification of the breach, take steps to cure such breach (which may include certifying to progress made and requesting an extension of the time to cure such breach, as permitted under the Servicing Agreement) or purchase the Mortgage Loan, the Assignee shall be entitled to enforce the obligations of the Assignor hereunder to cure such breach or to purchase the Mortgage Loan from the Trust. In such event, the Assignor shall succeed to the rights of the Assignee to enforce the obligations of the Servicer to cure such breach or repurchase such Mortgage Loan under the terms of the Servicing Agreement with respect to such Mortgage Loan. In the event of a repurchase of any Mortgage Loan by the Assignor, the Trustee shall promptly deliver to the Assignor or its designee the related Mortgage File and shall assign to the Assignor all of the Assignee's rights under the Servicing Agreement, but only insofar as the Servicing Agreement relate to such Mortgage Loan.

          Except as specifically set forth herein, the Assignee shall have no responsibility to enforce any provision of this Assignment Agreement, to oversee compliance hereof, or to take notice of any breach or default thereof.


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


          7. Termination; Optional Clean-Up Call.

          In connection with the Trust Agreement, the Master Servicer hereby agrees to the following obligations described below. For purposes of this
Section 7 only, any capitalized term used but not defined in this Assignment Agreement has the same meaning assigned thereto in the Trust Agreement.

          If the party with the optional call right elects to terminate the Trust Fund pursuant to Sections 11.01 of the Trust Agreement, by no later than the 10th day of the month of the final distribution, the Master Servicer shall notify the Trustee and the Securities Administrator of the final Distribution Date and of the applicable repurchase price of the Mortgage Loans and REO Properties.

          In the event such party purchases the Mortgage Loans (and REO Properties) pursuant to Section 11.01 of the Trust Agreement and pursuant to the Step 2 Assignment Agreements, the Master Servicer is required thereunder to remit to the Securities Administrator the applicable Termination Price on the Remittance Date immediately preceding the applicable final Distribution Date. Upon such final deposit with respect to the Trust Fund and the receipt by the Securities Administrator and the Custodians of a Request for Release therefor, the Master Servicer shall direct the Custodians to release to the Master Servicer or its designee the Custodial Files for the Mortgage Loans.

          8. Continuing Effect.

          Except as contemplated hereby, the Servicing Agreement shall remain in full force and effect in accordance with their respective terms.

          9. Governing Law.

          THIS ASSIGNMENT AGREEMENT AND THE RIGHTS AND OBLIGATIONS HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS THEREOF).

          EACH PARTY HERETO HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS ASSIGNMENT AGREEMENT, OR ANY OTHER DOCUMENTS AND INSTRUMENTS EXECUTED IN CONNECTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTIONS OF SUCH PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES TO ENTER INTO THIS ASSIGNMENT AGREEMENT.

          10. Notices.

          Any notices or other communications permitted or required hereunder or under the Servicing Agreement shall be in writing and shall be deemed conclusively to have been given


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


if personally delivered at or mailed by registered mail, postage prepaid, and return receipt requested or transmitted by telex, telegraph or telecopier and confirmed by a similar mailed writing, to:

          (a) in the case of the Servicer,

          Wells Fargo Bank, N.A.
          1 Home Campus, MAC #X2401-042
          Des Moines, Iowa 50328-0001
          Attention:  John B. Brown
          Tel:  (515) 213-7071
          Fax:  (515) 213-4527

          with a copy to,

          Wells Fargo Bank, N.A.
          1 Home Campus, MAC #X2401-[06T]
          Des Moines, Iowa 50328-0001
          Attention:  General Counsel
          Tel:  515-213-4762
          Fax:  (515) 213-5192

          or such other address as may hereafter be furnished by the Servicer;

          (b) in the case of the Master Servicer,

          Wells Fargo Bank, N.A.
          P.O. Box 98
          Columbia, Maryland 21046
          Attention: GSAA 2006-8

          Or in the case of overnight deliveries:

          Wells Fargo Bank, N.A.
          9062 Old Annapolis Road,
          Columbia, Maryland 21045
          Attention: GSAA 2006-8

         or such other address as may hereafter be furnished by the Master Servicer;


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


          (c) in the case of the Assignor,

          GS Mortgage Securities Corp.
          85 Broad Street
          New York, New York 10004
          Attention:  Chris Gething
          Tel.: (212) 902-1434
          Fax:  (212) 256-5107

          with a copy to:

          GS Mortgage Securities Corp.
          85 Broad Street
          New York, New York 10004
          Attention:  William Moliski
          Tel:  (212) 357-8721
          Fax:  (212) 902-3000

          or such other address as may hereafter be furnished by the Assignor;
          and

          (d) in the case of the Trustee or the Assignee,

          Deutsche Bank National Trust Company
          1761 East St. Andrew Place,
          Santa Ana, California 92705-4934
          Attention: Trust Administration - GS0608
          Tel.: (714) 247-6000

          or such other address as may hereafter be furnished by the Assignee.

          11. Counterparts.

          This Assignment Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

          12. Definitions.

          Any capitalized term used but not defined in this Assignment Agreement has the meaning assigned thereto in the Servicing Agreement or the Trust Agreement, as applicable.

          13. Limitation of Liability.

          It is expressly understood and agreed by the parties hereto that (a) this Assignment Agreement is executed and delivered by Deutsche Bank, not individually or personally, but solely on behalf of GSAA Home Equity Trust 2006-8, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements by Deutsche Bank but is made and intended for the purpose for binding only the


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


GSAA Home Equity Trust 2006-8, (c) nothing herein contained shall be construed as creating any liability on the part of Deutsche Bank, individually or personally, to perform any covenant either express or implied contained herein, all such liability, if any, being expressly waived by the parties hereto, and by any person claiming by, through or under the parties hereto and
(d) under no circumstances shall Deutsche Bank be personally liable for the payment of any indebtedness or expenses of the GSAA Home Equity Trust 2006-8 or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the GSAA Home Equity Trust 2006-8 under this Agreement or any other related document or documents.

          14. Third Party Beneficiary. The parties agree that the Master Servicer is intended to be, and shall have the rights of, a third party beneficiary of this Assignment Agreement.



                           [SIGNATURE PAGE FOLLOWS]


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


          IN WITNESS WHEREOF, the parties hereto have executed this Assignment Agreement the day and year first above written.


                         GS MORTGAGE SECURITIES CORP.



                         By: /s/ Michelle Gill
                             -----------------------------------
                             Name:  Michelle Gill
                             Title: Vice President


                         DEUTSCHE BANK NATIONAL TRUST
                         COMPANY, not in its individual capacity but solely as Trustee



                         By: /s/ Amy Stoddard
                             -----------------------------------
                             Name:  Amy Stoddard
                             Title: Authorized Signor


                         WELLS FARGO BANK, N.A.,
                         as Servicer



                         By: /s/ Bradley A. Davis
                             -----------------------------------
                             Name:  Bradley A. Davis
                             Title: Vice President


Acknowledged and Agreed:
WELLS FARGO BANK, N.A.,
as Master Servicer



By: /s/ Patricia M. Russo
    -----------------------------------
    Name:  Patricia M. Russo
    Title: Vice President


                            Wells Fargo Step 2 AAR

                                   EXHIBIT A

                            Mortgage Loan Schedule
                            ----------------------

   [On File with the Securities Administrator as provided by the Depositor]


                                   EXHIBIT B

                Standard File Layout - Master Servicing
------------------------------------------------------------------------- ---------- ---------------------------------- ----------
Column Name                 Description                                     Decimal  Format Comment                      Max Size
--------------------------- --------------------------------------------- ---------- ---------------------------------- ----------
SER_INVESTOR_NBR            A value assigned by the Servicer to define a             Text up to 10 digits                      20
                            group of loans.
--------------------------- --------------------------------------------- ---------- ---------------------------------- ----------
LOAN_NBR                    A unique identifier assigned to each loan                Text up to 10 digits                      10
                            by the investor.
--------------------------- --------------------------------------------- ---------- ---------------------------------- ----------
SERVICER_LOAN_NBR           A unique number assigned to a loan by the                Text up to 10 digits                      10
                            Servicer. This may be different than the
                            LOAN_NBR.
--------------------------- --------------------------------------------- ---------- ---------------------------------- ----------
BORROWER_NAME               The borrower name as received in the file.               Maximum length of 30 (Last,               30
                            It is not separated by first and last name.              First)
--------------------------- --------------------------------------------- ---------- ---------------------------------- ----------
SCHED_PAY_AMT               Scheduled monthly principal and scheduled             2  No commas(,) or dollar signs ($)          11
                            interest payment that a borrower is
                            expected to pay, P&I constant.
--------------------------- --------------------------------------------- ---------- ---------------------------------- ----------
NOTE_INT_RATE               The loan interest rate as reported by the             4  Max length of 6                            6
                            Servicer.
--------------------------- --------------------------------------------- ---------- ---------------------------------- ----------
NET_INT_RATE                The loan gross interest rate less the                 4  Max length of 6                            6
                            service fee rate as reported by the Servicer.
--------------------------- --------------------------------------------- ---------- ---------------------------------- ----------
SERV_FEE_RATE               The servicer's fee rate for a loan as                 4  Max length of 6                            6
                            reported by the Servicer.
--------------------------- --------------------------------------------- ---------- ---------------------------------- ----------
SERV_FEE_AMT                The servicer's fee amount for a loan as               2  No commas(,) or dollar signs ($)          11
                            reported by the Servicer.
--------------------------- --------------------------------------------- ---------- ---------------------------------- ----------
NEW_PAY_AMT                 The new loan payment amount as reported by            2  No commas(,) or dollar signs ($)          11
                            the Servicer.
--------------------------- --------------------------------------------- ---------- ---------------------------------- ----------
NEW_LOAN_RATE               The new loan rate as reported by the                  4  Max length of 6                            6
                            Servicer.
--------------------------- --------------------------------------------- ---------- ---------------------------------- ----------
ARM_INDEX_RATE              The index the Servicer is using to                    4  Max length of 6                            6
                            calculate a forecasted rate.
--------------------------- --------------------------------------------- ---------- ---------------------------------- ----------
ACTL_BEG_PRIN_BAL           The borrower's actual principal balance at            2  No commas(,) or dollar signs ($)          11
                            the
                            beginning of the processing cycle.
--------------------------- --------------------------------------------- ---------- ---------------------------------- ----------
ACTL_END_PRIN_BAL           The borrower's actual principal balance at            2  No commas(,) or dollar signs ($)          11
                            the end
                            of the processing cycle.
--------------------------- --------------------------------------------- ---------- ---------------------------------- ----------
BORR_NEXT_PAY_DUE_DATE      The date at the end of processing cycle                  MM/DD/YYYY                                10
                            that the borrower's next payment is due to the
                            Servicer, as reported by Servicer.
--------------------------- --------------------------------------------- ---------- ---------------------------------- ----------
SERV_CURT_AMT_1             The first curtailment amount to be applied.           2  No commas(,) or dollar signs ($)          11
--------------------------- --------------------------------------------- ---------- ---------------------------------- ----------
SERV_CURT_DATE_1            The curtailment date associated with the                 MM/DD/YYYY                                10
                            first curtailment amount.
--------------------------- --------------------------------------------- ---------- ---------------------------------- ----------
CURT_ADJ_ AMT_1             The curtailment interest on the first                 2  No commas(,) or dollar signs ($)          11
                            curtailment amount, if applicable.
--------------------------- --------------------------------------------- ---------- ---------------------------------- ----------
SERV_CURT_AMT_2             The second curtailment amount to be applied.          2  No commas(,) or dollar signs ($)          11
--------------------------- --------------------------------------------- ---------- ---------------------------------- ----------
SERV_CURT_DATE_2            The curtailment date associated with the                 MM/DD/YYYY                                10
                            second curtailment amount.
--------------------------- --------------------------------------------- ---------- ---------------------------------- ----------
CURT_ADJ_ AMT_2             The curtailment interest on the second                2  No commas(,) or dollar signs ($)          11
                            curtailment mount, if applicable.
--------------------------- --------------------------------------------- ---------- ---------------------------------- ----------
SERV_CURT_AMT_3             The third curtailment amount to be applied.           2  No commas(,) or dollar signs ($)          11
--------------------------- --------------------------------------------- ---------- ---------------------------------- ----------
SERV_CURT_DATE_3            The curtailment date associated with the                 MM/DD/YYYY                                10
                            third curtailment amount.
--------------------------- --------------------------------------------- ---------- ---------------------------------- ----------
CURT_ADJ_AMT_3              The curtailment interest on the third                 2  No commas(,) or dollar signs ($)          11
                            curtailment mount, if applicable.
--------------------------- --------------------------------------------- ---------- ---------------------------------- ----------
PIF_AMT                     The loan "paid in full" amount as reported            2  No commas(,) or dollar signs ($)          11
                            by the Servicer.
--------------------------- --------------------------------------------- ---------- ---------------------------------- ----------




                Standard File Layout - Master Servicing
------------------------------------------------------------------------- ---------- ---------------------------------- ----------
Column Name                 Description                                     Decimal  Format Comment                      Max Size
--------------------------- --------------------------------------------- ---------- ---------------------------------- ----------
PIF_DATE                    The paid in full date as reported by the                 MM/DD/YYYY                                10
                            Servicer.
--------------------------- --------------------------------------------- ---------- ---------------------------------- ----------
ACTION_CODE                 The standard FNMA numeric code used to                   Action Code Key: 15=Bankruptcy,            2
                            indicate the default/delinquent status of a              30=Foreclosure, , 60=PIF,
                            particular loan.                                         63=Substitution,
                                                                                     65=Repurchase,70=REO
--------------------------- --------------------------------------------- ---------- ---------------------------------- ----------
INT_ADJ_AMT                 The amount of the interest adjustment as              2  No commas(,) or dollar signs ($)          11
                            reported by the Servicer.
--------------------------- --------------------------------------------- ---------- ---------------------------------- ----------
SOLDIER_SAILOR_ADJ_AMT      The Soldier and Sailor Adjustment amount, if          2  No commas(,) or dollar signs ($)          11
                            applicable.
--------------------------- --------------------------------------------- ---------- ---------------------------------- ----------
NON_ADV_LOAN_AMT            The Non Recoverable Loan Amount, if                   2  No commas(,) or dollar signs ($)          11
                            applicable.
--------------------------- --------------------------------------------- ---------- ---------------------------------- ----------
LOAN_LOSS_AMT               The amount the Servicer is passing as a               2  No commas(,) or dollar signs ($)          11
                            loss, if applicable.
--------------------------- --------------------------------------------- ---------- ---------------------------------- ----------
SCHED_BEG_PRIN_BAL          The scheduled outstanding principal amount            2  No commas(,) or dollar signs ($)          11
                            due at the beginning of the cycle date to be
                            passed through to investors.
--------------------------- --------------------------------------------- ---------- ---------------------------------- ----------
SCHED_END_PRIN_BAL          The scheduled principal balance due to                2  No commas(,) or dollar signs ($)          11
                            investors at the end of a processing cycle.
--------------------------- --------------------------------------------- ---------- ---------------------------------- ----------
SCHED_PRIN_AMT              The scheduled principal amount as reported            2  No commas(,) or dollar signs ($)          11
                            by the Servicer for the current cycle -- only
                            applicable for Scheduled/Scheduled Loans.
--------------------------- --------------------------------------------- ---------- ---------------------------------- ----------
SCHED_NET_INT               The scheduled gross interest amount less the          2  No commas(,) or dollar signs ($)          11
                            service fee amount for the current cycle as
                            reported by the Servicer -- only applicable
                            for Scheduled/Scheduled Loans.
--------------------------- --------------------------------------------- ---------- ---------------------------------- ----------
ACTL_PRIN_AMT               The actual principal amount collected by the          2  No commas(,) or dollar signs ($)          11
                            Servicer for the current reporting cycle -
                            only applicable for Actual/Actual Loans.
--------------------------- --------------------------------------------- ---------- ---------------------------------- ----------
ACTL_NET_INT                The actual gross interest amount less the             2  No commas(,) or dollar signs ($)          11
                            service fee amount for the current reporting
                            cycle as eported by the Servicer -- only
                            applicable for Actual/Actual Loans.
--------------------------- --------------------------------------------- ---------- ---------------------------------- ----------
PREPAY_PENALTY_ AMT         The penalty amount received when a borrower           2  No commas(,) or dollar signs ($)          11
                            prepays on his loan as reported by the
                            Servicer.
--------------------------- --------------------------------------------- ---------- ---------------------------------- ----------
PREPAY_PENALTY_ WAIVED      The prepayment penalty amount for the loan            2  No commas(,) or dollar signs ($)          11
                            waived by the servicer.
--------------------------- --------------------------------------------- ---------- ---------------------------------- ----------

--------------------------- --------------------------------------------- ---------- ---------------------------------- ----------
MOD_DATE                    The Effective Payment Date of the                        MM/DD/YYYY                                10
                            Modification for the loan.
--------------------------- --------------------------------------------- ---------- ---------------------------------- ----------
MOD_TYPE                    The Modification Type.                                   Varchar - value can be alpha or           30
                                                                                     numeric
--------------------------- --------------------------------------------- ---------- ---------------------------------- ----------
DELINQ_P&I_ADVANCE_AMT      The current outstanding principal and                 2  No commas(,) or dollar signs ($)          11
                            interest advances made by Servicer.
--------------------------- --------------------------------------------- ---------- ---------------------------------- ----------


                                   EXHIBIT C

Standard File Layout - Delinquency Reporting
--------------------------------------- -------------------------------------------------------------- ----------- ----------------
Column/Header Name                      Description                                                     Decimal    Format Comment
--------------------------------------- -------------------------------------------------------------- ----------- ----------------
SERVICER_LOAN_NBR                       A unique number assigned to a loan by the Servicer.  This
                                        may be
                                        different than the LOAN_NBR
--------------------------------------- -------------------------------------------------------------- ----------- ----------------
LOAN_NBR                                A unique identifier assigned to each loan by the originator.
--------------------------------------- -------------------------------------------------------------- ----------- ----------------
CLIENT_NBR                              Servicer Client Number
--------------------------------------- -------------------------------------------------------------- ----------- ----------------
SERV_INVESTOR_NBR                       Contains a unique number as
                                        assigned by an external servicer
                                        to identify a group of loans in
                                        their system.
--------------------------------------- -------------------------------------------------------------- ----------- ----------------
BORROWER_FIRST_NAME                     First Name of the Borrower.
--------------------------------------- -------------------------------------------------------------- ----------- ----------------
BORROWER_LAST_NAME                      Last name of the borrower.
--------------------------------------- -------------------------------------------------------------- ----------- ----------------
PROP_ADDRESS                            Street Name and Number of Property
--------------------------------------- -------------------------------------------------------------- ----------- ----------------
PROP_STATE                              The state where the  property located.
--------------------------------------- -------------------------------------------------------------- ----------- ----------------
PROP_ZIP                                Zip code where the property is located.
--------------------------------------- -------------------------------------------------------------- ----------- ----------------
BORR_NEXT_PAY_DUE_DATE                  The date that the borrower's
                                        next payment is due to the
                                        MM/DD/YYYY servicer at the end
                                        of processing cycle, as reported
                                        by Servicer.
--------------------------------------- -------------------------------------------------------------- ----------- ----------------
LOAN_TYPE                               Loan Type (i.e. FHA, VA, Conv)
--------------------------------------- -------------------------------------------------------------- ----------- ----------------
BANKRUPTCY_FILED_DATE                   The date a particular bankruptcy claim was filed.                          MM/DD/YYYY
--------------------------------------- -------------------------------------------------------------- ----------- ----------------
BANKRUPTCY_CHAPTER_CODE                 The chapter under which the bankruptcy was filed.
--------------------------------------- -------------------------------------------------------------- ----------- ----------------
BANKRUPTCY_CASE_NBR                     The case number assigned by the court to the bankruptcy
                                        filing.
--------------------------------------- -------------------------------------------------------------- ----------- ----------------
POST_PETITION_DUE_DATE                  The payment due date once the bankruptcy has been approved by              MM/DD/YYYY
                                        the courts
--------------------------------------- -------------------------------------------------------------- ----------- ----------------
BANKRUPTCY_DCHRG_DISM_DATE              The Date The Loan Is Removed From Bankruptcy. Either by                    MM/DD/YYYY
                                        Dismissal, Discharged and/or a Motion For Relief Was
                                        Granted.
--------------------------------------- -------------------------------------------------------------- ----------- ----------------
LOSS_MIT_APPR_DATE                      The Date The Loss Mitigation Was Approved By The Servicer                  MM/DD/YYYY
--------------------------------------- -------------------------------------------------------------- ----------- ----------------
LOSS_MIT_TYPE                           The Type Of Loss Mitigation Approved For A Loan Such As;
--------------------------------------- -------------------------------------------------------------- ----------- ----------------
LOSS_MIT_EST_COMP_DATE                  The Date The Loss Mitigation /Plan Is Scheduled To End/Close               MM/DD/YYYY
--------------------------------------- -------------------------------------------------------------- ----------- ----------------
LOSS_MIT_ACT_COMP_DATE                  The Date The Loss Mitigation Is Actually Completed                         MM/DD/YYYY
--------------------------------------- -------------------------------------------------------------- ----------- ----------------
FRCLSR_APPROVED_DATE                    The date DA Admin sends a letter to the servicer with                      MM/DD/YYYY
                                        instructions to
                                        begin foreclosure proceedings.
--------------------------------------- -------------------------------------------------------------- ----------- ----------------
ATTORNEY_REFERRAL_DATE                  Date File Was Referred To Attorney to Pursue Foreclosure                   MM/DD/YYYY
--------------------------------------- -------------------------------------------------------------- ----------- ----------------
FIRST_LEGAL_DATE                        Notice of 1st legal filed by an Attorney in a Foreclosure                  MM/DD/YYYY
                                        Action
--------------------------------------- -------------------------------------------------------------- ----------- ----------------
FRCLSR_SALE_EXPECTED_DATE               The date by which a foreclosure sale is expected to occur.                 MM/DD/YYYY
--------------------------------------- -------------------------------------------------------------- ----------- ----------------
FRCLSR_SALE_DATE                        The actual date of the foreclosure sale.                                   MM/DD/YYYY
--------------------------------------- -------------------------------------------------------------- ----------- ----------------
FRCLSR_SALE_AMT                         The amount a property sold for at the foreclosure sale.            2       No commas(,) or
                                                                                                                   dollar signs ($)
--------------------------------------- -------------------------------------------------------------- ----------- ----------------
EVICTION_START_DATE                     The date the servicer initiates eviction of the borrower.                  MM/DD/YYYY
--------------------------------------- -------------------------------------------------------------- ----------- ----------------
EVICTION_COMPLETED_DATE                 The date the court revokes legal possession of the property                MM/DD/YYYY
                                        from the borrower.
--------------------------------------- -------------------------------------------------------------- ----------- ----------------
LIST_PRICE                              The price at which an REO property is marketed.                    2       No commas(,) or
                                                                                                                   dollar signs ($)
--------------------------------------- -------------------------------------------------------------- ----------- ----------------
LIST_DATE                               The date an REO property is listed at a particular price.                  MM/DD/YYYY
--------------------------------------- -------------------------------------------------------------- ----------- ----------------
OFFER_AMT                               The dollar value of an offer for an REO property.                  2       No commas(,) or
                                                                                                                   dollar signs ($)
--------------------------------------- -------------------------------------------------------------- ----------- ----------------
OFFER_DATE_TIME                         The date an offer is received by DA Admin or by the Servicer.              MM/DD/YYYY
--------------------------------------- -------------------------------------------------------------- ----------- ----------------
REO_CLOSING_DATE                        The date the REO sale of the property is scheduled to close.               MM/DD/YYYY
--------------------------------------- -------------------------------------------------------------- ----------- ----------------
REO_ACTUAL_CLOSING_DATE                 Actual Date Of REO Sale                                                    MM/DD/YYYY
--------------------------------------- -------------------------------------------------------------- ----------- ----------------
OCCUPANT_CODE                           Classification of how the property is occupied.
--------------------------------------- -------------------------------------------------------------- ----------- ----------------


                                 Page 1 of 24

  Please be advised that failure to comply with ANY or all of the guidelines entailed herein may result in issuance of late reporting fees.

           (C) Copyright Wells Fargo Bank, Corporate Trust Services
       Contact us with Reporting Questions: CTSDefaultSRG@WellsFargo.com




--------------------------------------- -------------------------------------------------------------- ----------- ----------------
Column/Header Name                      Description                                                     Decimal    Format Comment
--------------------------------------- -------------------------------------------------------------- ----------- ----------------
PROP_CONDITION_CODE                     A code that indicates the condition of the property.
--------------------------------------- -------------------------------------------------------------- ----------- ----------------
PROP_INSPECTION_DATE                    The date a  property inspection is performed.                              MM/DD/YYYY
--------------------------------------- -------------------------------------------------------------- ----------- ----------------
APPRAISAL_DATE                          The date the appraisal was done.                                           MM/DD/YYYY
--------------------------------------- -------------------------------------------------------------- ----------- ----------------
CURR_PROP_VAL                           The current "as is" value of the property based on brokers        2
                                        price opinion or appraisal.
--------------------------------------- -------------------------------------------------------------- ----------- ----------------
REPAIRED_PROP_VAL                       The amount the property would be worth if repairs are              2
                                        completed pursuant to a broker's price opinion or appraisal.
--------------------------------------- -------------------------------------------------------------- ----------- ----------------
If applicable:
--------------------------------------- -------------------------------------------------------------- ----------- ----------------
DELINQ_STATUS_CODE                      FNMA Code Describing Status of Loan
--------------------------------------- -------------------------------------------------------------- ----------- ----------------
DELINQ_REASON_CODE                      The circumstances which caused a borrower to stop paying on a loan. Code indicates the reason why the loan is in default for this cycle.
--------------------------------------- -------------------------------------------------------------- ----------- ----------------
MI_CLAIM_FILED_DATE                     Date Mortgage Insurance Claim Was Filed With Mortgage                      MM/DD/YYYY
                                        Insurance Company.
--------------------------------------- -------------------------------------------------------------- ----------- ----------------
MI_CLAIM_AMT                            Amount of Mortgage Insurance Claim Filed                                   No commas(,) or
                                                                                                                   dollar signs ($)
--------------------------------------- -------------------------------------------------------------- ----------- ----------------
MI_CLAIM_PAID_DATE                      Date Mortgage Insurance Company Disbursed Claim Payment                    MM/DD/YYYY
--------------------------------------- -------------------------------------------------------------- ----------- ----------------
MI_CLAIM_AMT_PAID                       Amount Mortgage Insurance Company Paid On Claim                    2       No commas(,) or
                                                                                                                   dollar signs ($)
--------------------------------------- -------------------------------------------------------------- ----------- ----------------
POOL_CLAIM_FILED_DATE                   Date Claim Was Filed With Pool Insurance Company                           MM/DD/YYYY
--------------------------------------- -------------------------------------------------------------- ----------- ----------------
POOL_CLAIM_AMT                          Amount of Claim Filed With Pool Insurance Company                  2       No commas(,) or
                                                                                                                   dollar signs ($)
--------------------------------------- -------------------------------------------------------------- ----------- ----------------
POOL_CLAIM_PAID_DATE                    Date Claim Was Settled and The Check Was Issued By The Pool                MM/DD/YYYY
                                        Insurer
--------------------------------------- -------------------------------------------------------------- ----------- ----------------
POOL_CLAIM_AMT_PAID                     Amount Paid On Claim By Pool Insurance Company                     2       No commas(,) or
                                                                                                                   dollar signs ($)
--------------------------------------- -------------------------------------------------------------- ----------- ----------------
FHA_PART_A_CLAIM_FILED_DATE             Date FHA Part A Claim Was Filed With HUD                                   MM/DD/YYYY
--------------------------------------- -------------------------------------------------------------- ----------- ----------------
FHA_PART_A_CLAIM_AMT                    Amount of FHA Part A Claim Filed                                   2       No commas(,) or
                                                                                                                   dollar signs ($)
--------------------------------------- -------------------------------------------------------------- ----------- ----------------
FHA_PART_A_CLAIM_PAID_DATE              Date HUD Disbursed Part A Claim Payment                                    MM/DD/YYYY
--------------------------------------- -------------------------------------------------------------- ----------- ----------------
FHA_PART_A_CLAIM_PAID_AMT               Amount HUD Paid on Part A Claim                                    2       No commas(,) or
                                                                                                                   dollar signs ($)
--------------------------------------- -------------------------------------------------------------- ----------- ----------------
FHA_PART_B_CLAIM_FILED_DATE             Date FHA Part B Claim Was Filed With HUD                                   MM/DD/YYYY
--------------------------------------- -------------------------------------------------------------- ----------- ----------------
FHA_PART_B_CLAIM_AMT                    Amount of FHA Part B Claim Filed                                   2       No commas(,) or
                                                                                                                   dollar signs ($)
--------------------------------------- -------------------------------------------------------------- ----------- ----------------
FHA_PART_B_CLAIM_PAID_DATE               Date HUD Disbursed Part B Claim Payment                                   MM/DD/YYYY
--------------------------------------- -------------------------------------------------------------- ----------- ----------------
FHA_PART_B_CLAIM_PAID_AMT               Amount HUD Paid on Part B Claim                                    2       No commas(,) or
                                                                                                                   dollar signs ($)
--------------------------------------- -------------------------------------------------------------- ----------- ----------------
VA_CLAIM_FILED_DATE                     Date VA Claim Was Filed With the Veterans Admin                            MM/DD/YYYY
--------------------------------------- -------------------------------------------------------------- ----------- ----------------
VA_CLAIM_PAID_DATE                      Date Veterans Admin. Disbursed VA Claim Payment                            MM/DD/YYYY
--------------------------------------- -------------------------------------------------------------- ----------- ----------------
VA_CLAIM_PAID_AMT                       Amount Veterans Admin. Paid on VA Claim                            2       No commas(,) or
                                                                                                                   dollar signs ($)
--------------------------------------- -------------------------------------------------------------- ----------- ----------------

Standard File Codes - Delinquency Reporting

The Loss Mit Type field should show the approved Loss Mitigation Code as follows:
o        ASUM-   Approved Assumption
o        BAP-    Borrower Assistance Program
o        CO-     Charge Off
o        DIL-    Deed-in-Lieu
o        FFA-    Formal Forbearance Agreement
o        MOD-    Loan Modification
o        PRE-    Pre-Sale
o        SS-     Short Sale
o        MISC-   Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The Occupant Code field should show the current status of the property code as follows:
o        Mortgagor
o        Tenant
o        Unknown
o        Vacant

The Property Condition field should show the last reported condition of the property as follows:
o        Damaged
o        Excellent
o        Fair
o        Gone
o        Good
o        Poor
o        Special Hazard
o        Unknown

The FNMA Delinquent Reason Code field should show the Reason for Delinquency as follows:

------------------------ -------------------------------------------------------
Delinquency              Delinquency Description
Code
------------------------ -------------------------------------------------------
001                      FNMA-Death of principal mortgagor
------------------------ -------------------------------------------------------
002                      FNMA-Illness of principal mortgagor
------------------------ -------------------------------------------------------
003                      FNMA-Illness of mortgagor's family member
------------------------ -------------------------------------------------------
004                      FNMA-Death of mortgagor's family member
------------------------ -------------------------------------------------------
005                      FNMA-Marital difficulties
------------------------ -------------------------------------------------------
006                      FNMA-Curtailment of income
------------------------ -------------------------------------------------------
007                      FNMA-Excessive Obligation
------------------------ -------------------------------------------------------
008                      FNMA-Abandonment of property
------------------------ -------------------------------------------------------
009                      FNMA-Distant employee transfer
------------------------ -------------------------------------------------------
011                      FNMA-Property problem
------------------------ -------------------------------------------------------
012                      FNMA-Inability to sell property
------------------------ -------------------------------------------------------
013                      FNMA-Inability to rent property
------------------------ -------------------------------------------------------
014                      FNMA-Military Service
------------------------ -------------------------------------------------------
015                      FNMA-Other
------------------------ -------------------------------------------------------
016                      FNMA-Unemployment
------------------------ -------------------------------------------------------
017                      FNMA-Business failure
------------------------ -------------------------------------------------------
019                      FNMA-Casualty loss
------------------------ -------------------------------------------------------
022                      FNMA-Energy environment costs
------------------------ -------------------------------------------------------
023                      FNMA-Servicing problems
------------------------ -------------------------------------------------------
026                      FNMA-Payment adjustment
------------------------ -------------------------------------------------------
027                      FNMA-Payment dispute
------------------------ -------------------------------------------------------
029                      FNMA-Transfer of ownership pending
------------------------ -------------------------------------------------------
030                      FNMA-Fraud
------------------------ -------------------------------------------------------
031                      FNMA-Unable to contact borrower
------------------------ -------------------------------------------------------
INC                      FNMA-Incarceration
------------------------ -------------------------------------------------------

The FNMA Delinquent Status Code field should show the Status of Default as follows:

------------------------ -------------------------------------------------------
      Status Code        Status Description
------------------------ -------------------------------------------------------
          09             Forbearance
------------------------ -------------------------------------------------------
          17             Pre-foreclosure Sale Closing Plan Accepted
------------------------ -------------------------------------------------------
          24             Government Seizure
------------------------ -------------------------------------------------------
          26             Refinance
------------------------ -------------------------------------------------------
          27             Assumption
------------------------ -------------------------------------------------------
          28             Modification
------------------------ -------------------------------------------------------
          29             Charge-Off
------------------------ -------------------------------------------------------
          30             Third Party Sale
------------------------ -------------------------------------------------------
          31             Probate
------------------------ -------------------------------------------------------
          32             Military Indulgence
------------------------ -------------------------------------------------------
          43             Foreclosure Started
------------------------ -------------------------------------------------------
          44             Deed-in-Lieu Started
------------------------ -------------------------------------------------------
          49             Assignment Completed
------------------------ -------------------------------------------------------
          61             Second Lien Considerations
------------------------ -------------------------------------------------------
          62             Veteran's Affairs-No Bid
------------------------ -------------------------------------------------------
          63             Veteran's Affairs-Refund
------------------------ -------------------------------------------------------
          64             Veteran's Affairs-Buydown
------------------------ -------------------------------------------------------
          65             Chapter 7 Bankruptcy
------------------------ -------------------------------------------------------
          66             Chapter 11 Bankruptcy
------------------------ -------------------------------------------------------
          67             Chapter 13 Bankruptcy
------------------------ -------------------------------------------------------

                                   EXHIBIT D

Calculation of Realized Loss/Gain Form 332- Instruction Sheet

          NOTE: Do not net or combine items. Show all expenses individually and all credits as separate line items. Claim packages are due on the remittance report date. Late submissions may result in claims not being passed until the following month. The Servicer is responsible to remit all funds pending loss approval and /or resolution of any disputed items.

(i)

(ii) The numbers on the 332 form correspond with the numbers listed below.

          Liquidation and Acquisition Expenses:

          1.        The Actual Unpaid Principal Balance of the Mortgage Loan.
                    For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

          2. The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

          3. Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

          4-12.     Complete as applicable. Required documentation:

                    * For taxes and insurance advances - see page 2 of 332 form - breakdown required showing period of coverage, base tax, interest, penalty. Advances prior to default require evidence of servicer efforts to recover advances.

                    * For escrow advances - complete payment history

                    (to calculate advances from last positive escrow balance forward)

                    * Other expenses - copies of corporate advance history showing all payments

                    * REO repairs > $1500 require explanation

                    * REO repairs >$3000 require evidence of at least 2 bids.

                    * Short Sale or Charge Off require P&L supporting the decision and WFB's approved Officer Certificate

                    * Unusual or extraordinary items may require further documentation.

          13.       The total of lines 1 through 12.

(iii)     Credits:

          14-21.    Complete as applicable. Required documentation:

                    * Copy of the HUD 1 from the REO sale. If a 3rd Party Sale, bid instructions and Escrow Agent / Attorney

                    Letter of Proceeds Breakdown.

                    * Copy of EOB for any MI or gov't guarantee

                    * All other credits need to be clearly defined on the 332 form

          22.       The total of lines 14 through 21.

          Please Note: For HUD/VA loans, use line (18a) for Part A/Initial proceeds and line (18b) for Part B/Supplemental proceeds.

         Total Realized Loss (or Amount of Any Gain)

          23. The total derived from subtracting line 22 from 13. If the amount represents a realized gain, show the amount in parenthesis ( ).


Calculation of Realized Loss/Gain Form 332

         Prepared by:  __________________               Date:  _______________
         Phone:  ______________________   Email Address:_____________________


----------------------------------    --------------------------------------    --------------------------------------------
Servicer Loan No.                     Servicer Name                             Servicer Address

----------------------------------    --------------------------------------    --------------------------------------------

         WELLS FARGO BANK, N.A. Loan No._____________________________

         Borrower's Name: _________________________________________________________
         Property Address: _________________________________________________________

         Liquidation Type:  REO Sale                  3rd Party Sale            Short Sale       Charge Off

         Was this loan granted a Bankruptcy deficiency or cramdown                      Yes         No
         If "Yes", provide deficiency or cramdown amount __________________________________________________

         Liquidation and Acquisition Expenses:
         (1)  Actual Unpaid Principal Balance of Mortgage Loan          $_______________(1)
         (2)  Interest accrued at Net Rate                              ________________(2)
         (3)  Accrued Servicing Fees                                    ________________(3)
         (4)  Attorney's Fees                                           ________________(4)
         (5)  Taxes (see page 2)                                        ________________(5)
         (6)  Property Maintenance                                      ________________(6)
         (7)  MI/Hazard Insurance Premiums (see page 2)                 ________________(7)
         (8)  Utility Expenses                                          ________________(8)
         (9)  Appraisal/BPO                                             ________________(9)
         (10) Property Inspections                                      ________________(10)
         (11) FC Costs/Other Legal Expenses                             ________________(11)
         (12) Other (itemize)                                           ________________(12)
                  Cash for Keys__________________________               ________________(12)
                  HOA/Condo Fees_______________________                 ________________(12)
                  ______________________________________                ________________(12)

                  Total Expenses                                        $_______________(13)
         Credits:
         (14) Escrow Balance                                            $_______________(14)
         (15) HIP Refund                                                ________________(15)
         (16) Rental Receipts                                           ________________(16)
         (17) Hazard Loss Proceeds                                      ________________(17)
         (18) Primary Mortgage Insurance / Gov't Insurance              ________________(18a)
         HUD Part A

         HUD Part B                                                     ________________(18b)


                                     A-3


         (19) Pool Insurance Proceeds                                   ________________(19)
         (20) Proceeds from Sale of Acquired Property                   ________________(20)
         (21) Other (itemize)                                           ________________(21)
              _________________________________________                 ________________(21)

              Total Credits                                             $_______________(22)
         Total Realized Loss (or Amount of Gain)                        $_______________(23)


Escrow Disbursement Detail


------------------ --------------- ---------------- --------------- ---------------- ---------------- ----------------
      Type                            Period of                          Base
   (Tax /Ins.)       Date Paid        Coverage        Total Paid        Amount          Penalties        Interest
------------------ --------------- ---------------- --------------- ---------------- ---------------- ----------------

------------------ --------------- ---------------- --------------- ---------------- ---------------- ----------------

------------------ --------------- ---------------- --------------- ---------------- ---------------- ----------------

------------------ --------------- ---------------- --------------- ---------------- ---------------- ----------------

------------------ --------------- ---------------- --------------- ---------------- ---------------- ----------------

------------------ --------------- ---------------- --------------- ---------------- ---------------- ----------------

------------------ --------------- ---------------- --------------- ---------------- ---------------- ----------------

------------------ --------------- ---------------- --------------- ---------------- ---------------- ----------------

------------------ --------------- ---------------- --------------- ---------------- ---------------- ----------------



                                     A-5